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                                                                    Exhibit 10.8

                            FIRST AMENDMENT TO LEASE

         This First Amendment to Lease is executed this 3rd day of November 1995, by PGA PROFESSIONAL CENTER, LTD. ("Landlord") and THE WACKENHUT CORPORATION ("Tenant").

                                  BACKGROUND:

        A. Daniel S. Catalfumo, as Trustee under F.S. 689.071 and The Wackenhut Corporation entered into that certain Lease dated April 18, 1995, for the lease of certain space in the building to be known as The Wackenhut Center in Palm Beach Gardens, Florida.

         B. Daniel S. Catalfumo, as Trustee under F.S. 689.071 assigned his interest as Landlord to PGA Professional Center, Ltd. pursuant to Assignment of Lease dated June 8, 1995.

         C. Landlord and Tenant desire to modify the Lease as set forth below.

         NOW THEREFORE, in consideration of the sum of Ten and 00/100 ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

         1. Recitals. The foregoing recitals are true and correct and incorporated herein by reference.

         2. Landlord and Tenant hereby amend the Lease to delete in its entirety Paragraph 44 titled Option To Purchase.

         3. Except as modified herein, the Lease remains in full force and effect and unmodified.

         IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date set forth above.

WITNESSES:

                                        PGA PROFESSIONAL CENTER, LTD.
                                        BY: PGA PROFESSIONAL CENTER, INC.

                                             General Partner


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                                        By: /s/ Daniel S. Catalfumo
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                                            Daniel S. Catalfumo, President


                                            TENANT:

                                            THE WACKENHUT CORPORATION



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                                         By: /s/ Robert C. Kneip
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                                             Robert C. Kneip,
                                             Senior Vice-President